Management Contracts	12 Months Ended
Dec. 31, 2015
Management Contracts
Management Contracts

NOTE 9 – MANAGEMENT CONTRACTS

On September 1, 2010, the Company entered into a management agreement (“Management Agreement”) with Peter Henricsson for consulting services to be provided by him (“Consultant”) in the capacity of President of the Company which required that the Company (i) to pay the Consultant $3,250 per month for three (3) years from date of signing and (ii) to issue the Consultant a total of 960,000 shares of the Company’s common stock payable on a quarterly basis over the term of the management agreement of 12 quarters (3 years). These shares were valued at $0.002 per share or $1,920 on the date of grant and amortized over the vesting period, or $160 per quarter.

On September 1, 2010, the Company entered into a management agreement (“Management Agreement”) with Tezi Advisory Inc. for consulting services to be provided by Gordon C. McDougall (“Consultant”) in the capacity of Vice President Finance of the Company which required that the Company to (i) pay the Consultant $3,250 per month for three (3) years from date of signing and (ii) to issue the Consultant a total of 960,000 shares of its common stock payable on a quarterly basis over the term of the management agreement of 12 quarters (3 years). These shares were valued at $0.002 per share or $1,920 on the date of grant and amortized over the vesting period, or $160 per quarter.

In connection with the acquisition of Spiral Toys LLC, all management agreements were ended and all accrued amounts due were modified. The Related Party Note was settled for a total of $100,000 during the third quarter of 2015.